Barclays 38th Annual CEO Energy-Power Conference Avigal Soreq Exhibit 99.2

Forward-Looking Statements Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; projected costs savings and other benefits from cost reductions and Enterprise Optimization Plan; percentages of future Delek Logistics cash flow and EBITDA from third parties; execution of strategic initiatives, including potential deconsolidation of Delek Logistics, and the benefits therefrom; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; and the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom. Investors are cautioned that risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission (the “SEC”) may affect these forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. To reflect events or circumstances that occur, or which Delek US becomes aware of, after the date hereof, except as required by applicable law or regulation. This presentation includes certain forward looking non-GAAP financial measures as defined under SEC Regulation G, including estimated adjusted EBITDA. Due to the forward-looking nature of the aforementioned non-GAAP financial measures, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures without unreasonable effort. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. 2

Executing DK Objective 3 EOP: Leaner cost Stronger margins SOTP: Clear path to complete Deconsolidation Improved Base Operations: Big Spring Progress; Higher throughputs; Lower Opex and G&A People: Assembled an experienced, skilled, and committed management team

Next Step: Enterprise Optimization Plan (EOP) EOP initiatives are focused on improving DK’s financial health & ability to generate free cash flow Expect to be at the run-rate of ~$100mm through EOP by the end of 2025 EOP Action Items Leaner (Costs) - Lower G&A (Sustainable restructuring) - Lower Opex (Big Spring/Krotz Springs) - Lower interest expense (Balanced approach for cash proceeds) Stronger (Margins) - Accretive Refining projects (Minimal CapEx) - Commercial Improvements (Market optionality, product slate and optimization) 4

DK & DKL: independent, strong FCF entities

DK/DKL Strategy

DK
(Safe, Reliable, & Efficient Refiner)

1. Maximize Operating Leverage
- Better Reliability
  - Throughput
  - Optimized yields
- Lower Costs

2. Financial Strength & Returns
- Monetize retail
- Proceeds to B/S & Returns

3. Midstream
- "Right assets under right buckets"
- Progress Deconsolidation

DKL
(Full-service Permian-focused midstream provider)

1. Full Suite Midstream Provider
- Gas, Water, & Crude
- One stop shop

2. Increase self reliance
- ~Two-thirds of DKL EBITDA expected to come from third parties in 12-18 months

3. Quality Assets/Strong Dividend
- Wink to Webster ("W2W"), Strategic processing plant
- Peer leading distribution yield

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Supplemental Information 6

SOTP Progress: Summary of DK & DKL Transactions Announced in 3Q'24

1. Retail Sale

- Retail assets sold for proceeds of ~$385mm
- Executed a 10 year supply agreement
- Continue to partner with FEMSA

2. Drop-Down of W2W into DKL

- W2W is a premier long haul crude pipeline backed by investment grade counterparties
- W2W is at the right maturity in its cash flow cycle to be at DKL

3. Acquisition of H2O Midstream

- H2O for ~$230mm ($160mm cash + $70mm preferred)
- Same footprint & customers as DKL
- Transaction immediately accretive to EBITDA (acquisition @5x) & free cash flow, synergies with DKL's Midland operations

4. New Gas Processing Plant

- FID on new 110 mmscfpd gas processing plant in the Delaware basin expected to generate a cash on cash return of ~20%
- The plant is expected to be online 1H'2025 & is expected to fill up quickly upon commissioning

5. Amend & Extend

- DK amended & extended agreements with DKL for a period of up to seven years
- Amend & extend agreements include cancellation of a marketing agreement & other adjustments to facilitate the W2W drop-down

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SOTP Progress: DK & DKL Actions 8 DK Contract Value / ITF (-Units) DKL Gas Plant, H2O Acquisition W2W (-Cash, -Units) Amend & Extend (+Units) Retail W2W (+Cash, +Units) Movement Contracts between DK & DKL amended and extended for up to 7 years Our Intent is to make DK & DKL stronger & more independent companies through this process

Bottom line: DK (standalone) has a cash infusion of ~$515mm (before tax) without any significant projected loss of EBITDA Bottom line: DKL (standalone) adds ~$70mm in projected third party cash flow on course to majority of its EBITDA coming from non-affiliated counterparties SOTP Progress: Projected implications for DK & DKL * includes $70mm of convertible preferred to be issued to the H2O Midstream 9

Lower Costs & Improved Reliability 10 Guidance Mid-Point Guidance Range 7.1% 5.8% 4.0% 3.5% 3.2% 3.3% 3.3% 3.3%

11 Guidance 3rd Quarter 2024 $'s in Millions Low High Operating Expenses $205 $215 General and Administrative Expenses $60 $65 Depreciation and Amortization $90 $95 Net Interest Expense $80 $85 Barrels per day (bpd) Low High Total Crude Throughput 290,000 305,000 Total Throughput 301,000 315,000 Total Throughput by Refinery: Tyler, TX 74,000 77,000 El Dorado, AR 79,000 82,000 Big Spring, TX 69,000 73,000 Krotz Spring, LA 79,000 83,000 11

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss) 12

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA 13 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Q2 2024 Earnings Release. (2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial. (3) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.